Exhibit 99.1

THE THREE LEADING INDEPENDENT PROXY ADVISORY FIRMS AGREE
THE MPG OFFICE TRUST MERGER WITH BROOKFIELD IS
IN THE BEST INTEREST OF STOCKHOLDERS

Company Urges Stockholders to Vote Promptly

LOS ANGELES, July 8, 2013 – MPG Office Trust, Inc. (NYSE: MPG), a Southern California-focused real estate investment trust (the “Company”), today announced that the nation’s leading independent proxy advisory firms, Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co. and Egan-Jones Proxy Services, have concluded that its proposed merger with Brookfield DTLA Holdings LLC and affiliates thereof (“Brookfield”) is in the best interest of MPG stockholders and recommended that MPG’s common stockholders vote for the transaction. The Special Meeting of Stockholders to vote on the merger is scheduled for Wednesday, July 17, 2013 at 8:00 A.M., local time, at the Omni Los Angeles Hotel, 251 South Olive Street, Los Angeles, California. Common stockholders of record as of the close of business on May 24, 2013 are entitled to vote at the Special Meeting.

In its report recommending the merger with Brookfield, ISS concluded, “A vote FOR the proposed transaction is warranted in light of the Company’s strategic rationale, limited capital‑raising alternatives, extensive negotiation process – during which more than 90 potential bidders were contacted, as well as the certainty of value associated with the cash nature of the merger consideration. In addition, the merger consideration represents a one-day premium of 22% and a 2-month premium of approximately 67% over the Company’s unaffected share price on May 25, 2012 ($1.89 per share).”

Glass Lewis & Co. noted that, “We see that the proposed purchase price of $3.15 per MPG common share falls within or above each of the implied equity value reference ranges derived by the advisers. Thus, we believe that the proposed consideration is financially fair and reasonable to the Company’s shareholders.”

Egan-Jones concluded that “Based on our review of publicly available information on strategic, corporate governance and financial aspects of the proposed transaction, Egan-Jones views the proposed transaction to be a desirable approach in maximizing shareholder value and recommends that clients holding shares of MPG Office Trust, Inc. vote “FOR” this Proposal.”

David Weinstein, President and CEO of MPG Office Trust, stated, “We are very pleased that all three leading independent proxy advisors endorse our proposed merger with Brookfield. Their united front confirms our conviction that the merger offers the best value to MPG Office Trust stockholders and that all stockholders should vote FOR the merger.”

If any stockholders have questions or need assistance in voting their common shares, they are encouraged to call the Company’s proxy solicitor, MacKenzie Partners, at 800-322-2885.

Consummation of the proposed merger requires, among other conditions, the affirmative vote of two-thirds of MPG’s common stock outstanding. Because of the high approval threshold, we urge ALL stockholders, no matter how small their holdings may be, to vote FOR the merger and the other transactions contemplated by the merger agreement.

MPG Office Trust, Inc.
MPG Office Trust, Inc. is the largest owner and operator of Class A office properties in the Los Angeles central business district. MPG Office Trust, Inc. is a full-service real estate company with substantial in-house expertise and resources in property management, leasing and financing. For more information on MPG Office Trust, visit our website at www.mpgoffice.com.

Additional Information and Where to Find It
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger transaction, the Company has filed a proxy statement with the Securities and Exchange Commission (the “SEC”). The Company may also file other relevant documents with the SEC regarding the proposed merger transaction. Separately, an affiliate of Brookfield has filed tender offer materials with the SEC and the Company has filed a Solicitation/Recommendation Statement with respect to the tender offer. In addition, an affiliate of Brookfield has filed a registration statement with the SEC relating to preferred stock of such affiliate that may be issued to holders of the Company’s preferred stock who do not tender into the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, as well as the related registration statement, contain important information, which should be read carefully before any decision is made with respect to the tender offer. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, THE TENDER OFFER DOCUMENTS, THE SOLICITATION/RECOMMENDATION STATEMENT, THE RELATED REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement, the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents), the Solicitation/Recommendation Statement, the related registration statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.mpgoffice.com or by directing a written request to MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, Attention: Peggy Moretti. Copies of the tender offer materials and the Solicitation/Recommendation Statement, as well as the related registration statement, may also be obtained for free by contacting the Information Agent for the tender offer named in the tender offer materials.

Participants in the Merger Solicitation
The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013. Additional information regarding the interests of such potential participants has been included in the proxy statement and other relevant documents filed with the SEC in connection with the proposed transaction. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which we operate and beliefs and assumptions made by management that involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “expects,” “anticipates,” intends,” “plans,” “believes,” “projects,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements, which are generally not historical in nature.

These risks and uncertainties include, without limitation: risks associated with our ability to consummate the proposed merger and the timing of the proposed merger; risks associated with our liquidity situation, including our failure to obtain additional capital or extend or refinance debt maturities; risks associated with our failure to reduce our significant level of indebtedness; risks associated with the timing and consequences of loan defaults; risks associated with our loan modification and asset disposition efforts, including potential tax ramifications; risks associated with our ability to dispose of properties with potential value above the debt, if and when we decide to do so, at prices or terms set by or acceptable to us; general risks affecting the real estate industry(including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the continued disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and potential liability for uninsured losses and environmental contamination.

For a further list and description of such risks and uncertainties, see our Quarterly Report on Form 10-Q filed on May 9, 2013 and our Annual Report on Form 10-K filed on March 18, 2013 with the Securities and Exchange Commission. The Company does not update forward-looking statements and disclaims any intention or obligation to update or revise them, whether as a result of new information, future events or otherwise.

CONTACT:	MPG Office Trust, Inc.
Peggy Moretti
Executive Vice President, Investor and Public Relations
(213) 613-4558